EX-5.a

                               JACKSON NATIONAL LIFE INSURANCE [GRAPHIC OMITTED]
                                        COMPANY OF NEW YORK(R)

                                                 Home Office: Purchase, NY 10577
SIMPLIFIED RETIREMENT ANNUITY (01/07)                              WWW.JNLNY.COM
FIXED AND VARIABLE ANNUITY APPLICATION (VA320NY)
See back page for mailing address.

USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)    (MIDDLE)        (LAST)          Date of Birth (mm/dd/yyyy)       __ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)                CITY, STATE, ZIP

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Mailing Address (if different from Home Address)        CITY, STATE, ZIP

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Age      Sex            U.S. Citizen    Phone No. (include area code)           E-Mail Address       Broker/Dealer Account Number
         __ M __ F      __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract        __ SSN  ___ TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)
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Home Address (Physical Address Required)                CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                        __ Spouse
                                                                                        __ Other__________________
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Date of Birth (mm/dd/yyyy)     Age      Sex             U.S. Citizen            Phone No. (include area code)       E-Mail Address
                                        __ M __ F       __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                  __ SSN  ___ TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                        __ Spouse
                                                                                        __ Other__________________
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Date of Birth (mm/dd/yyyy)     Age      Sex             U.S. Citizen            Phone No. (include area code)       E-Mail Address
                                        __ M __ F       __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                  __ SSN  ___ TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                        __ Spouse
                                                                                        __ Other__________________
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Date of Birth (mm/dd/yyyy)     Age      Sex             U.S. Citizen            Phone No. (include area code)
                                        __ M __ F       __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
Primary
                --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER (CHECK ONE)   Date of Birth (mm/dd/yyyy)    Address (number and street)    City, State, ZIP
                __ Spouse
                __ Other__________________
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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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                Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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                 Name                                    __ SSN  ___ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------
                RELATIONSHIP TO OWNER         Address (number and street)                     City, State, ZIP

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NVDA 320                                                                                                                NV6073 01/07

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ 401(k) Qualified Savings Plan         __ IRA - Custodial                       __ Direct Transfer
__ HR-10 (Keogh) Plan                    __ IRA- Roth*                            __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)     *Tax Contribution Years and Amounts:     __ Non-Direct Rollover
__ IRA - SEP                                Year:______   $______
__ IRA - Individual*                        Year:______   $______
__ Other ___________________________
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OPTIONAL DEATH BENEFITS
                                        ONCE SELECTED OPTIONAL DEATH BENEFITS CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ Return of Premium Death Benefit
     2. ___ Highest Anniversary Value Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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

OTHER OPTIONAL BENEFITS

               ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

--------------------------------------------------------------------------------
GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE) 1

  __ AUTOGUARD(SM)
     (5% GMWB with Annual Step-Up)
  __ LIFEGUARD PROTECTOR(SM)
     (5% For Life GMWB with Annual Step-Up)
  __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) 2
     (Joint 5% For Life GMWB with Annual Step-Up)

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.


  1    A GMWB may not be  appropriate  for the  Owners  who have as a primary objective  taking  maximum  advantage  of the  tax  deferral  that  is available to them under an annuity  Contract.  These  endorsements may
       also  have  limited   usefulness  in  connection  with   tax-qualified
       contracts in relation to required minimum distributions imposed by the
       IRS.  Some   withdrawals   necessary  to  satisfy   required   minimum
       distributions  may prematurely  deteriorate the benefits provided by a
       GMWB. When purchasing a tax-qualified contract,  special consideration should be given to whether or not the purchase of GMWB is  appropriate for the Owner's situation,  including required minimum  distributions.
       Please  consult a tax advisor on this and other  matters of  selecting income options.

  2    For Qualified  plans,  100% spousal  primary  beneficiary  designation required.  Please  ensure the  Primary  Beneficiary  section on Page 1
       (including the "Relationship to Owner" box) is properly completed.
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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY       If an Income Date is not specified, age 90 (age 70 1/2
OF NEW YORK(R)                                                           for Qualified Plans) of the Owner will be used.
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

STATEMENT OF INTENTION
--------------------------------------------------------------------------------
Please  select  the  anticipated  total  premium  to be paid into the  Contract:
(Premium payments will be accepted in the first six (6) Contract Months only.)

   __ $50,000 TO $99,999.99
   __ $100,000 TO $249,999.99
   __ $250,000 TO $499,999.99
   __ $500,000 TO $749,999.99
   __ $750,000 TO $999,999.99
   __ $1,000,000+

This Statement of Intention will be used to establish the initial level of Mortality and Expense Charges applied to your Contract. If no election is made, the anticipated total premium is equal to the Initial Premium received. Please see the prospectus for additional information regarding Aggregate Premium and this Statement of Intention.
--------------------------------------------------------------------------------
CAPITAL PROTECTION PROGRAM
--------------------------------------------------------------------------------

__ Yes - PLEASE COMPLETE SUPPLEMENTAL APPLICATION NV5674.

__ No - PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.
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NVDA 320                                                             Page 2 of 4
                                                                    NV6073 01/07

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                                                                          TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIO                                            __ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios
180 ____%       JNL/S&P Moderate Retirement Strategy                 selected  above and the 1-year Fixed  Account (if  selected)
182 ____%       JNL/S&P Moderate Growth Retirement                   will participate in the program. The 3-, 5- and 7-year Fixed
192 ____%       JNL/S&P Growth Retirement Strategy                   Accounts are not available for Automatic Rebalancing.

FIXED ACCOUNT OPTIONS                                                Frequency: __ Monthly      __ Quarterly
041 ____% 1-year                                                                __ Semi-Annual  __ Annual
043 ____% 3-year
045 ____% 5-year                                                     Start Date: _______________
047 ____% 7-year
                                                                     If  no  date  is  selected,   the  program  will  begin  one
                                                                     month/quarter/half year/year (depending on the frequency you selected)  from the date Jackson of NY(SM) applies the first premium payment.
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

ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
--------------------------------------------------------------------------------
I consent __ I do not consent __ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except _____________) from Jackson National Life Insurance Company of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                     MAILING ADDRESS AND CONTACT INFORMATION
--------------------------------------------------------------------------------

            IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:
                          JACKSON OF NY SERVICE CENTER

REGULAR MAIL:   P.O. Box 378004, Denver, CO 80237-8004

OVERNIGHT MAIL: 7601 Technology Way
                Denver, CO 80237

CUSTOMER CARE:  800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
FAX: 800/701-0125         E-MAIL: contactus@jnlny.com

--------------------------------------------------------------------------------

         IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:
                        JACKSON OF NY IMG SERVICE CENTER

REGULAR MAIL:   P.O. Box 33178, Detroit, MI 48232-5178

OVERNIGHT MAIL: c/o Standard Federal Bank, Drawer 5178
                12425 Merriman Road, Livonia, MI 48150

CUSTOMER CARE:  888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
FAX: 517/367-4669         E-MAIL: contactus@jnlny.com
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency
--------------------------------------------------------------------------------

                                                                     Page 3 of 4
NVDA 320                                                            NV6073 01/07

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                                                                          TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                  WHOLE PERCENTAGES ONLY *TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIO                                            __ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios
180 ____%       JNL/S&P Moderate Retirement Strategy                 selected  above and the 1-year Fixed  Account (if  selected)
182 ____%       JNL/S&P Moderate Growth Retirement                   will participate in the program. The 3-, 5- and 7-year Fixed
192 ____%       JNL/S&P Growth Retirement Strategy                   Accounts are not available for Automatic Rebalancing.

FIXED ACCOUNT OPTIONS                                                Frequency: __ Monthly      __ Quarterly
  ------------------------------------------                                    __ Semi-Annual  __ Annual
       One or more of the Fixed Account
   Options are not available at this time.                           Start Date: _______________
  ------------------------------------------
041 _____% 1-year                                                    If  no  date  is  selected,   the  program  will  begin  one
043  N/A % 3-year                                                    month/quarter/half year/year (depending on the frequency you
    -----                                                            selected)  from the date Jackson of NY(SM) applies the first
045  N/A % 5-year                                                    premium payment.
    -----
047  N/A % 7-year
    -----
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

ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
--------------------------------------------------------------------------------
I consent __ I do not consent __ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except _____________) from Jackson National Life Insurance Company of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                     MAILING ADDRESS AND CONTACT INFORMATION
--------------------------------------------------------------------------------

            IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:
                          JACKSON OF NY SERVICE CENTER

REGULAR MAIL:   P.O. Box 378004, Denver, CO 80237-8004

OVERNIGHT MAIL: 7601 Technology Way
                Denver, CO 80237

CUSTOMER CARE:  800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
FAX: 800/701-0125         E-MAIL: contactus@jnlny.com

--------------------------------------------------------------------------------

         IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:
                        JACKSON OF NY IMG SERVICE CENTER

REGULAR MAIL:   P.O. Box 33178, Detroit, MI 48232-5178

OVERNIGHT MAIL: c/o Standard Federal Bank, Drawer 5178
                12425 Merriman Road, Livonia, MI 48150

CUSTOMER CARE:  888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
FAX: 517/367-4669         E-MAIL: contactus@jnlny.com
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency
--------------------------------------------------------------------------------

                                                                     Page 3 of 4
NVDA 320 = R                                                        NV6073 01/07


--------------------------------------------------------------------------------
IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES  ___ NO    IF "YES", COMPLETE THE FOLLOWING.
--------------------------------------------------------------------------------
Company Name                 Contract No.            Anticipated Transfer Amount
                                                     $
--------------------------------------------------------------------------------
Company Name                 Contract No.            Anticipated Transfer Amount
                                                     $
--------------------------------------------------------------------------------
1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers  contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,  DEATH  BENEFIT  VALUES,  AND
     WITHDRAWAL  VALUES,  IF ANY, WHEN BASED ON THE  INVESTMENT  EXPERIENCE OF A
     PORTFOLIO IN THE SEPARATE  ACCOUNT OF JACKSON OF NY ARE VARIABLE AND MAY BE
     INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.

7.   I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT
     TO AN  ADJUSTMENT  IF  WITHDRAWN  OR  TRANSFERRED  PRIOR  TO THE END OF THE
     APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8.   IF I (WE) HAVE  ELECTED  THE  CAPITOL  PROTECTION  PROGRAM,  I (WE)  HEREBY
     ACKNOWLEDGE   RECEIPT  OF  THE  CAPITOL  PROTECTION  PROGRAM   SUPPLEMENTAL
     APPLICATION.

9.   I (WE)  UNDERSTAND THAT IF THE STATEMENT OF INTENTION IS NOT MET, THERE MAY
     BE AN ADJUSTMENT TO THE MORTALITY AND EXPENSE  CHARGE AT THE END OF THE 6TH
     CONTRACT MONTH.
--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------
Owner's Signature                               DATE SIGNED (MM/DD/YYYY)

--------------------------------------------------------------------------------
STATE WHERE SIGNED                              Joint Owner's Signature

--------------------------------------------------------------------------------
Annuitant's Signature (if other than Owner)     Joint Annuitant's Signature (if
                                                other than Joint Owner)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
I certify  that: I am authorized  and  qualified to discuss the contract  herein applied  for; I have fully  explained  the  contract  to the  client,  including contract  restrictions and charges; I believe this transaction is suitable given the client's  financial  situation and needs; I have complied with  requirements for  disclosures  and/or  replacements  as  necessary;  and  to the  best  of my knowledge and belief the applicant's  statement as to whether or not an existing life  insurance  policy  or  annuity  contract  is  being  replaced  is true and accurate.
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Producer/Representative's Full Name     (First)         (Middle)        (Last)                  Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                                             Date Signed (mm/dd/yyyy)

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Address (number and street)             City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                Contact your home office for program information.
                                        ___ Option A    ___ Option B
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Broker/Dealer Name              Broker/Dealer Representative No.                Jackson of NY Producer/Representative No.

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

--------------------------------------------------------------------------------
External Account No. (if applicable)                Trade No. (if applicable)
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                                                                     Page 4 of 4
NVDA 320                                                            NV6073 01/07

                              JACKSON NATIONAL LIFE INSURANCE  [GRAPHIC OMITTED]
                                      COMPANY OF NEW YORK (R)
                             Home Office:  Purchase, NY 10577
                                                www.jnlny.com
CAPITAL PROTECTION PROGRAM
SUPPLEMENTAL APPLICATION
--------------------------------------------------------------------------------
Owner's Name (first, middle initial, last name)

--------------------------------------------------------------------------------
Owner's SSN/TIN (include dashes)

--------------------------------------------------------------------------------
Joint Owner's Name, if applicable (first, middle initial, last name)

--------------------------------------------------------------------------------

Jackson National Life Insurance Company of New York's (Jackson of NY's) Capital Protection Program is designed to aid you when you allocate premium amounts to the various contract allocation options. The Simplified Retirement Annuity is comprised of Investment Divisions and Fixed Account Options of various durations. Each Fixed Account Option credits a Current Interest Rate for a specific period of time. You have been informed of the Current Interest Rate for each Fixed Account Option.

Which Fixed Account Option do you wish to select for the Capital Protection Program? (Select only one.)

__ 1-Year          __ 3-Year         __ 5-Year         __ 7-Year

By electing the Capital Protection Program, you authorize Jackson of NY to calculate and place the necessary percentage of premium payments into the Fixed Account Option you have selected. This will ensure that at the end of your selected Fixed Account Option duration, your Contract Value will at least equal the premium initially placed into the Contract. The remaining premium will be allocated to the Investment Divisions, in the percentages you have indicated.

You understand that the Capital Protection Program calculation is based upon:

     o The disclosed Jackson of NY Current Interest Rate for the Fixed Account Option you have selected; and

     o The assumption that no withdrawals or transfers will be taken from the Fixed Account Option for the duration of the period.

The shorter duration Fixed Account Options require allocation of a substantial amount of premium to the Fixed Account Option to achieve the intended result. In each case, the results will depend on the interest rate declared.

--------------------------------------------------------------------------------
Owner's Signature                                       Date Signed (mm/dd/yyyy)

--------------------------------------------------------------------------------
Joint Owner's Signature, if applicable                  Date Signed (mm/dd/yyyy)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    MAILING ADDRESS AND CONTACT INFORMATION
--------------------------------------------------------------------------------
IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:
             JACKSON OF NY SERVICE CENTER

REGULAR MAIL:   P.O. Box 378004, Denver, CO 80237-8004
OVERNIGHT MAIL: 7601 Technology Way, Denver, CO 80237

CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
FAX: 800/701-0125               E-MAIL: contactus@jnlny.com


IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:
             JACKSON OF NY IMG SERVICE CENTER

REGULAR MAIL:   P.O. Box 33178, Detroit, MI 48232-5178
OVERNIGHT MAIL: c/o Standard Federal Bank, Drawer 5178
                12425 Merriman Road, Livonia, MI 48150

CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
FAX: 517/367-4669               E-MAIL: contactus@jnlny.com
--------------------------------------------------------------------------------

NV5674 01/07                                                        NV5674 01/07